EXHIBIT 10.1

                   AMENDED AND RESTATED SUBSCRIPTION AGREEMENT
                      FOR PROMISSORY NOTE AND COMMON STOCK

         THIS AMENDED AND RESTATED SUBSCRIPTION AGREEMENT, dated as of March 10, 2008, is by and between the undersigned person (the "Subscriber") and Jacobs Financial Group, Inc., a Delaware corporation with principal offices located at 300 Summers Street, Suite 970, Charleston, West Virginia 25301 (the "Company"), and amends certain terms of the Subscription Agreement dated _________ __, 2007 (the "Original Subscription Agreement"), entered into by Subscriber with the Company.

SECTION 1. SUBSCRIPTION.

1.1 Pursuant to the Original Subscription Agreement, Subscriber became one of a group of persons (the "Bridge Lenders") who provided an aggregate of $2,500,000 in financing (the "Bridge Financing") to the Company. As used herein, Subscriber's "Pro Rata Share" means Subscribers share of such financing which shall be expressed as a percentage derived by dividing the Purchase Price of Subscriber stated in the Original Subscription Agreement by $2,500,000.

1.2 The Company has offered to the undersigned the opportunity to exchange the promissory note previously issued by the Company to Subscriber in the principal amount of $____ (the "Original Bridge Note") for an Amended Promissory Note in the form attached hereto as Exhibit A (the "Amended Bridge Note"), together with Common Stock of the Company (the "Common Shares" and collectively with the Amended Bridge Note, the "Securities").

1.3 The Subscriber hereby accepts the offer of the Company and tenders the Original Bridge Note to the Company for cancellation in exchange for the Company's issuance to Subscriber of the Amended Bridge Note and Common Shares (the "Purchased Securities") as more fully described hereafter. The Company acknowledges Subscriber's previous delivery to the Company of the Purchase Price specified in the Original Subscription Agreement and that no further consideration to the Company, other than the modification of the terms of this Agreement and the Amended Bridge Note, shall be payable by Subscriber.

1.4 The Subscriber confirms the information provided and representations made in the Original Subscription Agreement or provides correction to such information and representations in this Agreement, including Appendices A and B attached thereto and hereto. The Subscriber hereby deliveres to the Company two executed copies of this Agreement.

1.5 Upon receipt of the executed copies of this Agreement and the Original Promissory Note by the Company, the Company shall affix its signature hereto and shall execute and deliver to Subscriber one fully-executed copy of this Agreement, countersigned by the Company, and the executed Amended Promissory Note and shall cancel the Original Promissory Note.

SECTION 2. AGREEMENTS RESPECTING COMMON SHARES.

2.1 Common Shares have been or shall be issued to Subscriber in accordance with the following:

(a) Effective as of March 10, 2008, the Company shall issue or shall have issued to Subscriber a number of Common Shares equal to Subscriber's Pro Rata Share of 5% of the outstanding Common Shares;

(b) Upon the Company's consummation of a Qualified Financing (as defined below), the Company shall issue to Subscriber a number of Common Shares which when added to the Common Shares issued to Subscriber pursuant to paragraph (a) of this Section will represent Subscriber's Pro Rata Share of the Applicable Percentage. For purposes of this paragraph (b),

         "Qualified Financing" means a financing involving the issuance of equity securities that generates net proceeds to the Company of at least $15 million on or before September 10, 2013, and

         "Applicable Percentage" means the percentage of the outstanding Common Shares of the Company determined as of the date of determination as follows: If the Qualified Financing consists of $50 million or more, the Bridge Lenders will receive 20% of the common stock of the Company that would otherwise be retained by the holders of the Company's Common Shares immediately prior to the financing -- for example, if $60 million of permanent financing is raised in the Qualified Financing in exchange for 80% of the common stock so that the shareholders of the Company immediately prior to the Qualified Financing would have 20% of the common stock, the Applicable Percentage to which the Bridge Lenders would be entitled would be 4% of the common stock outstanding following the Qualified Financing (I.E., on a post money basis) (20% x 20%). If the Qualified Financing is for an amount less than $50 million, the percentage will be reduced on a sliding scale to a fraction of 20% of the amount retained by holders of the Company's Common Shares (where the numerator is the amount of financing and the denominator is $50 million) -- for example, if $40 million is raised in exchange for 60% of common stock so that the current shareholders would have 40% of the common stock, the Applicable Percentage to which the Bridge Lenders would be entitled would be 6.4% of the common stock outstanding following the Qualified Financing (I.E., on a post money basis) (40/50 x 20% x 40%).

(c) In the event that, under its terms, the Amended Bridge Note becomes subject to Extended Maturity and is to be retired in accordance with the Amortization Schedule (each, as defined therein), the Company shall issue to Subscriber Subscriber's Pro Rata Share of the Common Shares set forth in the following table:

          ------------------------------------------------- --------------------------------------------
                          DATE OF ISSUANCE                               NUMBER OF SHARES
          ------------------------------------------------- --------------------------------------------
                         September 10, 2008                              2% of outstanding
          ------------------------------------------------- --------------------------------------------
          Each March 10 and September 10 thereafter until
                 retirement of Amended Bridge Note                       2% of outstanding
          ------------------------------------------------- --------------------------------------------

         The number of Common Shares constituting the percentage so provided shall be computed taking into account the number of outstanding shares of Common Stock as of the applicable date, plus the Common Shares to be issued to Subscriber as of such date as provided herein. Subscriber's entitlement to be issued Common Shares under Section 2.2(c) shall terminate upon retirement of the Amended Bridge Note, including by prepayment prior to the applicable date of issuance.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscriber that:

3.1 This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

3.2 The Company has the power and authority to issue the Purchased Securities, and, when issued in accordance herewith, the Purchased Securities shall be fully paid and non-assessable.

3.3 The Company has reserved for issuance in accordance herewith, and at all times during which the Amended Bridge Note remains outstanding, shall maintain in reserve for issuance in accordance herewith, a number of Common Shares sufficient to fully satisfy the obligations of the Company pursuant to Section 2 of this Agreement.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber represents and warrants to the Company that:

4.1 This Agreement has been duly authorized, executed and delivered by the Subscriber, and constitutes a legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms.

4.2 The Subscriber understands the confidential nature of the subject matter of this Agreement and agrees not to disclose the name of the Company or any matters associated therewith prior to the public announcement by the Company of the transactions effected hereby. Further, Subscriber understands that trading in the Common Stock of the Company based upon information derived from the Company in the process of this Subscription is strictly prohibited and subject to legal prohibitions and sanctions under federal securities laws.

4.3 The Subscriber has had the opportunity to review the Amended Bridge Note and this Agreement with its counsel or other financial advisors.

4.4 The Subscriber has knowledge and experience in financial and business matters sufficient to enable it to evaluate the merits and risks of an investment in the Purchased Securities.

4.5 The Subscriber is acquiring the Purchased Securities hereunder for its own account, solely for investment and not with a view to the resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

4.6 The Subscriber understands that its acquisition of the Purchased Securities is an illiquid and may be a long-term investment; and, without impairing its financial condition, it is able to hold the Purchased Securities for an indefinite period of time and would be able to suffer a complete loss of its investment without undue financial hardship.

4.7 The Subscriber has had an opportunity to ask questions of and receive answers from the Company and its officers concerning the Company and the terms and conditions of the Purchased Securities and has had an opportunity to obtain additional information from the Company to the extent deemed necessary or advisable by the Subscriber in order to verify the accuracy of the information obtained. The Subscriber has, to the extent deemed necessary by the Subscriber, consulted with its own advisors (including the Subscriber's attorney, accountant or investment advisor) regarding the Subscriber's investment in the Purchased Securities and understands the significance and effect of its representations, warranties, acknowledgments and agreements set forth in this Agreement.

4.8 The Subscriber has reviewed copies of the public filings of the Company, including those on Forms 10-KSB and 10-QSB. The Subscriber has, to the extent deemed necessary by the Subscriber, completed due diligence and such independent investigation concerning the Company and the terms and conditions of the sale of the Purchased Securities contemplated hereby as it has deemed advisable.

4.9 The Subscriber acknowledges that neither the Company, nor any of its officers, representatives or affiliates, nor any other person or entity, has made any representations or warranties with respect to the Company, its business or the Purchased Securities other than as set forth herein.

4.10 The Subscriber understands that the Purchased Securities have not been registered under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, that the Purchased Securities have not been registered under applicable state securities laws, and that the Purchased Securities may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation to so register such Purchased Securities) or exempted from registration. The Subscriber further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Purchased Securities.

4.11 The Subscriber is an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act and has accurately completed Appendix A to this Agreement.

4.12 The Subscriber acknowledges that neither the Company nor any person or entity acting on its behalf has offered to sell any of the Purchased Securities to the Subscriber by means of any form of general solicitation or advertising, including without limitation (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

SECTION 5. GENERAL.

5.1 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered to the parties at the addresses set forth below or on Appendix B, as applicable, as same may be modified from time to time. Each such notice, request or other communication shall be effective (a) if given by facsimile or e-mail, when electronic confirmation that such facsimile or e-mail is received at the facsimile number or e-mail address set forth below or on Appendix B, as applicable, if such facsimile or e-mail is transmitted on a business day, and if not, then on the next business day thereafter, or (b) if given by mail, three
(3) days after mailed by registered or certified mail (return receipt requested) or (c) if given by express courier, on the day delivered by an express courier (with confirmation from recipient) to the following addresses:

(a)      if to the Company, to:

                           Jacobs Financial Group, Inc.
                           300 Summers Street, Suite 970
                           Charleston, West Virginia 25301
                           Attention: President
                           Facsimile No.: 304-342-9726

(b) if to the Subscriber, to its mailing address and facsimile number or e-mail address as shown on the Appendix B to this Agreement.

Notice of any change in any address or facsimile number shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived by the party entitled to receive such notice.

5.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the purchase and sale of the Purchased Securities and supersedes all prior agreements or understandings among the parties related to such matters.

5.3 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. Except as otherwise specifically provided in this Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or at any prior or subsequent time.

5.5 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of West Virginia, without giving effect to the principles of conflicts of laws thereof.

5.6 HEADINGS. Headings of the sections in this Agreement are intended solely for convenience, and no provision of this Agreement is to be construed by reference to the heading of any section.

5.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same agreement.

5.8 FEES AND EXPENSES. The Company, on the one hand, and the Subscriber, on the other hand, shall pay the respective fees and expenses incurred by them in connection with the transactions contemplated herein.

5.9 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms and provisions of this Agreement in any other jurisdiction.

5.10 FURTHER ACTIONS. The parties hereto agree to execute such further instruments and to take such further actions as may reasonably be necessary to carry out the intent of this Agreement.

         IN WITNESS WHEREOF, the Subscriber and the Company have executed this Subscription Agreement.


-------------------------------------------- -----------------------------------
SUBSCRIBER:                                  COMPANY:

Name (print)                                 JACOBS FINANCIAL GROUP, INC.

------------------------------               ------------------------------
                                                      John M. Jacobs, President
Signature:
                                             Date:
------------------------------                        -------------------------

If an entity, name and title of signatory:

Name:    ________________________
Title:   ________________________

Date:    ________________________
-------------------------------------------- -----------------------------------

                                   APPENDIX A

                           ACCREDITED INVESTOR STATUS

Please mark the appropriate box next to each description applicable to you.

[___] A corporation or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

[___] A natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000.

[___] A natural person who had individual income in excess of $200,000 in each of the most recent two years, or joint income with that person's spouse in excess of $300,000 in each of the most recent two years and who has a reasonable expectation of reaching the same income level in the current year.

[___] A director or executive officer (as defined in Rule 501(f) of Regulation D promulgated under the Securities Act) of the Company.

[___] A bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act) whether acting in its individual or fiduciary capacity.

[___] A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

[___] An insurance company (as defined in Section 2(13) of the Securities Act).

[___] An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

[___] A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

[___] A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

[___] An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") if (A) the investment decision is made by a plan fiduciary (as defined in Section 3(21) of ERISA) which is either a bank, savings and loan association, insurance company or registered investment advisor, or (B) the employee benefit plan has total assets in excess of $5,000,000, or (C) if the plan is a self-directed plan, its investment decisions are made solely by persons who are accredited investors.

[___] An individual retirement account the beneficiary of which is an accredited investor under the standards for natural persons set forth above (I.E. $1,000,000 net worth or $200,000 individual income or $300,000 joint income with spouse).

[___] A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

[___] A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Securities, whose acquisition is directed by a person who, either alone or with his or her purchaser representative(s), has such knowledge and experience in financial business matters that such person is capable of evaluating the merits and risks of acquiring Securities.

[___] An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5,000,000.

[___] An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.

                                   APPENDIX B

GENERAL INFORMATION. Please print or type the following information about you:

         PART A.  (TO BE COMPLETED BY NATURAL PERSONS)
         --------------------------------------------

         Full Name:         _________________________________________
         Residence Address:        Number                Street


                           _____________________________________________________
                                  City              State             Zip

         Telephone Number: _____________     Facsimile Number:__________________

         Email Address:    _____________________________________________________

         Name of Employer: _____________________________________________________

         Business Address and Telephone Number: ________________________________

                                                ________________________________

         Telephone Number:  _______________     Facsimile Number:______________

         Social Security Number:    ______-_____-___________


         PART B.           (TO BE COMPLETED BY ENTITIES)
         ------             ----------------------------

         Name:             _____________________________________________________

         Business Address: _____________________________________________________
                                  Number                Street


                           _____________________________________________________
                                  City              State             Zip

         Telephone Number: _____________     Facsimile Number:__________________

         Email Address:    _____________________________________________________

         Name and Title of
         Individual Executing Questionnaire:    ________________________________
         Principal Business:                    ________________________________
         State and Year of Organization:        ________________________________
         Tax Identification Number:             ________________________________

                                                                       EXHIBIT A

                                 AMENDED PROMISSORY NOTE
          (AMENDING AND REPLACING PROMISSORY NOTE DATED _______, 200_)

THIS PROMISSORY NOTE HAS BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THIS PROMISSORY NOTE MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM SATISFACTORY TO THE ISSUER UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO THE APPLICABILITY TO SUCH TRANSACTION OF AN EXEMPTION UNDER THE 1933 ACT.

$_________                                                        March 11, 2008
                                                       Charleston, West Virginia


         FOR VALUE RECEIVED, JACOBS FINANCIAL GROUP, INC., a Delaware corporation with offices at Suite 970, 300 Summers Street, Charleston, West
Virginia       25301,       ("MAKER")       promises       to       pay       to
_______________________________________,      ("HOLDER")      the     sum     of
________________________  Dollars  ($________),  together  with  interest on the outstanding principal balance from time to time, in lawful money of the United States of America as follows:

         For purposes of this Note, the following terms shall have the following meanings:

"AMORTIZATION SCHEDULE" means 20 equal quarterly installments of principal and interest commencing on December 10, 2008.

"EXTENDED MATURITY" means the circumstance existing if the Company has not consummated a Qualified Financing prior to September 10, 2008.

"NORMAL MATURITY DATE" means the date that is 10 days following the consummation of a Qualified Financing by the Maker.

"QUALIFIED FINANCING" means a financing involving the issuance of equity securities that generates net proceeds to the Maker of at least $15 million on or before September 10, 2013.

         Maker shall pay the outstanding principal of this Promissory Note on the Normal Maturity Date, provided that, if a Qualified Financing has not occurred by December 10, 2008, principal shall be in accordance with the Amortization Schedule pursuant to the Extended Maturity.

         Maker promises to pay interest on the outstanding principal amount of this Promissory Note at the rate of 10.00% per annum. Interest on this Promissory Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Promissory Note and payment of all interest in full. Interest shall be computed on the basis of a 365-day year or 366-day year, as the case may be, and the actual number of days elapsed. Interest shall be paid, together with principal, on the Normal Maturity Date, provided that, if a Qualified Financing has not occurred, interest then accrued shall be paid on September 10, 2008, and, if there is an Extended Maturity, interest will thereafter be paid in accordance with the Amortization Schedule.

In addition to the principal amount of this Promissory Note, any amount of overdue interest hereunder (to the extent permitted by law) if not paid when due shall also bear interest from the date such payment was due until paid as set forth in this paragraph.

         The unpaid balance of this Promissory Note, including interest accrued thereon, may be prepaid, in whole or in part, at any time after the day following commencement of the Extended Maturity, without penalty. All payments made hereunder shall be credited first to interest and then to principal.

         This Promissory Note has been issued pursuant to that certain Subscription Agreement for Promissory Note and Common Stock between the Holder and the Maker of even date herewith, and the Maker hereby acknowledges its agreements with respect to the issuance of shares of its Common Stock to Holder as described therein.

         The occurrence of any of the following shall constitute an Event of Default hereunder (an "EVENT OF DEFAULT"):

         (a) failure by Maker to pay any of the principal or interest on or before 14 days after the same shall become due and payable (whether at the Normal Maturity Date or pursuant to the repayment provisions applicable to an Extended Maturity) in accordance with this Promissory Note;

         (b) Maker shall commence or institute any case, proceeding or other actions (i) seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking other relief with respect to it or its debts, under any existing or future law relating to bankruptcy, insolvency or relief of debtors, or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all/or any substantial part of its property, or if Maker shall make a general assignment for the benefit of creditors;

         (c) any case, proceeding or other action of the type described in subsection (b) above shall be commenced against Maker which either (i) results in entry of an order for relief, adjudication of bankruptcy, insolvency, such an appointment or the issuance or entry of any other order having a similar effect, which order shall not have been vacated within ninety (90) days from entry thereof, or (ii) remains undismissed for a period of ninety (90) days, or any case, proceeding or other action shall be commenced or instituted against Maker seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property which results in an order for relief which shall not have been vacated or effectively stayed within ninety (90) days from entry thereof; or

         (d) a trustee, receiver or other custodian is appointed for any substantial part of the assets of Maker which appointment is not vacated or effectively stayed within sixty (60) days;

         (e) one or more judgments or orders for the payment of money in excess of $100,000 in the aggregate shall be rendered against the Maker and such judgment(s) or order(s) shall continue unsatisfied and unstayed for a period of 30 days.

         Upon the occurrence of an Event of Default: (i) in the case of an Event of Default referred to in clauses (a) or (e) above, the Holder may, by written notice to the Maker, declare the principal amount then outstanding of, and the accrued interest on, this Promissory Note to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Maker; (ii) in the case of the occurrence of an Event of Default referred to in clauses (b), (c) or (d) above, the principal amount then outstanding of, and the accrued interest, if any, on, this Promissory Note shall become automatically immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Maker, and in any case the Holder may take such action as is permitted to enforce its rights hereunder, and (iii) the Holder may exercise from time to time any rights and remedies available to it by law, including those available under any agreement or other instrument relating to the amounts owed under this Promissory Note.

         Maker shall give notice promptly to the Holder of the occurrence of any Event of Default or the giving by any person of any notice claiming or asserting that an event has occurred which constitutes, or with the giving of notice or the passage of time or both would constitute, an Event of Default.

         Except as set forth herein, Maker hereby (i) waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices; and (ii) agrees that, notwithstanding the occurrence of any of the foregoing, Maker shall be and remain directly and primarily liable for all sums due under this Promissory Note until all monies due on this Promissory Note have been fully paid.

         The Holder shall not, by any act (except by a written instrument signed by the Holder, and then only to the extent specifically set forth therein), be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Holder would otherwise have on any further occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         This Promissory Note shall be construed in accordance with, and governed by, the internal laws of the State of West Virginia, without giving effect to the principles of conflicts of law thereof.

         WITNESS the signature of the Maker on this Promissory Note.

                          JACOBS FINANCIAL GROUP, INC.

                          By:_________________________
                             John M. Jacobs, President